Quarterly Holdings Report
for

Fidelity® Disruptors Fund

August 31, 2020

DSL-QTLY-1020
1.9897407.100

Schedule of Investments August 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 100.0%
	Shares	Value
Fidelity Disruptive Automation Fund Class F (a)	826,133	$11,474,994
Fidelity Disruptive Communications Fund Class F (a)	833,835	11,632,000
Fidelity Disruptive Finance Fund Class F (a)	836,279	11,331,585
Fidelity Disruptive Medicine Fund Class F (a)	896,284	10,656,819
Fidelity Disruptive Technology Fund Class F (a)	817,254	12,928,951
TOTAL DOMESTIC EQUITY FUNDS
(Cost $49,729,850)		58,024,349

Short-Term Funds - 0.0%
Fidelity Cash Central Fund 0.12% (b)
(Cost $300)	300	300
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $49,730,150)		58,024,649
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,970)
NET ASSETS - 100%		$58,022,679

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Disruptive Automation Fund Class F	$3,961,392	$6,347,835	$19,003	$3,380	$(365)	$1,185,135	$11,474,994
Fidelity Disruptive Communications Fund Class F	3,912,215	6,346,729	19,003	2,276	(161)	1,392,220	11,632,000
Fidelity Disruptive Finance Fund Class F	3,956,105	6,352,344	19,003	7,890	(118)	1,042,257	11,331,585
Fidelity Disruptive Medicine Fund Class F	3,800,621	6,344,454	19,003	--	(201)	530,948	10,656,819
Fidelity Disruptive Technology Fund Class F	3,912,007	6,344,452	19,003	--	(49)	2,691,544	12,928,951
Total	$19,542,340	$31,735,814	$95,015	$13,546	$(894)	$6,842,104	$58,024,349

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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